UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MARBLEGATE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MARBLEGATE ACQUISITION CORP.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF MARBLEGATE ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Marblegate Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at 1:30 p.m. Eastern time on September 10, 2024.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/marblegateacquisition/2024.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated August 26, 2024, and is first being mailed to stockholders of the Company on or about August 27, 2024. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (as amended by those certain amendments to the amended and restated certificate of incorporation dated as of December 7, 2022, June 27, 2023, and December 19, 2023, the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 5, 2021 (the “IPO”), from October 5, 2024 to April 5, 2025 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2)

a proposal to elect each of Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr. as Class III directors of the Board until the annual meeting of the Company to be held in 2027 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)

a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Director Election Proposal.

Neither proposal is conditioned on the approval of the other proposal. Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and flexibility to complete our previously announced Business Combination. On

February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Capital Market.

While we currently have until October 5, 2024 to complete the Business Combination, our Board currently believes that there will not be sufficient time before October 5, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company and our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

Our Sponsor owns 4,000,000 shares of our non-redeemable Class A common stock, par value $0.0001 per share (the “Class A common stock”) issued upon conversion of 4,000,000 shares of Class B common stock into non-redeemable Class A common stock, and 3,829,469 shares of our Class B common stock, par value $0.0001 per share (the “Class B common stock” and, collectively with the 4,000,000 shares of non-redeemable Class A common stock, the “Founder Shares”), that were issued to the Sponsor prior to our IPO and 610,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or September 6, 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, our Board will have the sole discretion whether to extend for additional calendar months until April 5, 2025 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with our Charter.

As of July 31, 2024, based on funds in the Trust Account of approximately $7.0 million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.91 per share (which does not take into account any removal of accrued interest from the Trust Account for the payment of taxes that occurs after the record date of the Meeting). The closing price of the Company’s Class A common stock on August 23, 2024 as reported on the Nasdaq Capital Market was $11.00. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Election Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by October 5, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by October 5, 2024 or, if the Extension Amendment Proposal is approved, the Extended Date. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Stockholder approval of the Extension Amendment Proposal is required for the full implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on August 20, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

August 26, 2024	By Order of the Board of Directors

/s/ Andrew Milgram
Andrew Milgram Chief Executive Officer and Executive Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions and withheld votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the Director Election Proposal and the Adjournment Proposal, in each case as applicable. There will not be any broker non-votes at the Meeting. Failure to instruct your broker or bank how to vote will result in your shares not considered present for the purposes of establishing a quorum and not being voted on the Proposals. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal and the Adjournment Proposal if a quorum is present at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on September 10, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/marblegateacquisition/2024.

MARBLEGATE ACQUISITION CORP.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

NOTICE IS HEREBY GIVEN that a special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Marblegate Acquisition Corp. (“we”, “us”, “our” or the “Company”), will be held at 1:30 p.m. Eastern time on September 10, 2024.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/marblegateacquisition/2024. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (as amended by those certain amendments to the amended and restated certificate of incorporation dated as of December 7, 2022, June 27, 2023, and December 19, 2023, the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 5, 2021 (the “IPO”), from October 5, 2024 to April 5, 2025 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2)

a proposal to elect each of Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr. as Class III directors of the Board until the annual meeting of the Company to be held in 2027 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)

a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Director Election Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and flexibility to complete our previously announced Business Combination. On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Capital Market.

While we currently have until October 5, 2024 to complete the Business Combination as a result of our previous extensions in December 2022, June 2023 and December 2023, our Board currently believes that there will not be sufficient time before October 5, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension.

Therefore, the Board has determined that it is in the best interests of the Company and our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, Marblegate Acquisition LLC (the “Sponsor”), owns 4,000,000 shares of our non-redeemable Class A common stock and 3,829,469 shares of our Class B common stock (collectively, the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 610,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or September 6, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, our Board will have the sole discretion whether to extend for additional calendar months until April 5, 2025 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with our Charter.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $7 million that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by October 5, 2024, as contemplated in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 4, 2021 (the “IPO Prospectus”) and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by October 5, 2024 or, if the Extension Amendment Proposal is approved, the Extended Date (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.05 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the close of business on August 20, 2024 (the “Record Date”), based on funds in the Trust Account of approximately $7 million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.94 per share (which does not take into account any removal of accrued interest from the Trust Account for the payment of taxes that occurs after the Record Date). Therefore, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.05 plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated September 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on August 20, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof. On the Record Date of the Meeting, there were 5,547,605 shares of our Class A common stock and 6,303,333 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We will pay for the entire cost of soliciting proxies from our working capital. We have agreed to pay the Solicitation Agent approximately $5,000 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its respective affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

This Proxy Statement is dated August 26, 2024 and is first being mailed to stockholders on or about August 27, 2024.

August 26, 2024	By Order of the Board of Directors

/s/ Andrew Milgram
Andrew Milgram Chief Executive Officer and Executive Director

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at 1:30 p.m. Eastern time on September 10, 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about August 27, 2024.

We are a blank check company formed in Delaware on December 10, 2020, for the purpose of effecting a Business Combination with one or more businesses. On October 5, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of $309,100,000 in the aggregate. Following the closing of the IPO, an amount of $301,500,000 ($10.05 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. As of the date of this Proxy Statement and in connection with our previous extensions in December 2022, June 2023 and December 2023, approximately 97.9% of the Public Shares were tendered for redemption and redeemed, resulting in $7.0 million remaining in the Trust Account. There has been no redemption event since June 2023. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, October 5, 2024).

We are holding this Meeting because we believe that it is in the best interests of the Company and our stockholders to continue the Company’s existence until the Extended Date, if necessary, in order to allow us additional time and flexibility to complete the Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2023.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2023, so that at the Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

•

Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from October 5, 2024 to April 5, 2025 (or such earlier date as determined by the Board);

•

Director Election Proposal. A proposal to elect each of Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr. as Class III directors of the Board until the annual meeting of the Company to be held in 2027 or until their successors are appointed and qualified; and

•

Adjournment Proposal. A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Director Election Proposal.

Are the proposals conditioned on one another?

Approval of the Extension Amendment Proposal is required for the full implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, the Company may nevertheless choose not to amend the Charter and may liquidate on October 5, 2024. However, even if the Extension Amendment Proposal is approved and the Extension is implemented, there can be no assurance that the Company will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to the closing of the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by October 5, 2024, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before October 5, 2024. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal is to allow us additional time and flexibility to complete our previously announced Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Capital Market.

While we currently have until October 5, 2024 to complete the Business Combination, our Board currently believes that there will not be sufficient time before October 5, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company and our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO, from October 5, 2024 to April 5, 2025 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal and the Director Election Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating in accordance with our Charter.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from October 5, 2024 to April 5, 2025 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before October 5, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

The Board unanimously recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Director Election Proposal?

Each of Andrew Milgram and Paul Arrouet. has served on our Board since our IPO, and Patrick J. Bartels, Jr. has served on our Board since December 2022. Our Board believes that the stability and continuity on our Board is important as we continue to search for and complete the Business Combination. Our Board recommends that you vote in favor of each of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

What vote is required to adopt the Proposals?

•

Extension Amendment Proposal. Approval of the Extension Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal.

•

Director Election Proposal. The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” the proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees to be elected, you must withhold your vote for each director nominee. However, withheld votes will have no effect on the outcome of the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions will have no effect on the outcome of such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Director Election Proposal, and the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 71.2 % of our issued and outstanding shares of common stock, consisting of 83.1% of our issued and outstanding shares of Class A common stock and 60.8% of our issued and outstanding shares of Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment. Given that our Sponsor owns more than a majority of the outstanding shares of our Class A common stock and shares of our Class B common stock, we expect such proposals to be approved.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and our stockholders. The Board unanimously recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” each of the nominees set forth in the Director Election Proposal, and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include (i) ownership of 7,829,469 Founder Shares (purchased for $25,000), consisting of 4,000,000 shares of our non-redeemable Class A common stock and 3,829,469 shares of our Class B common stock, and 610,000 Private Placement Units (purchased for $10.00 per unit), which would expire worthless if the Business Combination is not consummated, (ii) a promissory note in the principal amount of up to $600,000 (the “2022 Note”) has been issued to Marblegate Special Opportunities Master Fund, L.P., a member of the Sponsor (the “Member”), in connection with working capital loans to the Company, which has been fully drawn, (iii) a promissory note in the principal amount of up to $1,100,000 (the “February 2023 Note”) has been issued to the Member in connection with working capital loans to the Company, of which $1,100,000 was outstanding as of July 31, 2024, (iv) a promissory note in the principal amount of up to $500,000 (the “July 2023 Note”) has been issued to the Member in connection with working capital loans to the Company, of which $500,000 was outstanding as of July 31, 2024, (v) a promissory note in the principal amount of up to $450,000 (the “December 2023 Note”) has been issued to the Member in connection with working capital loans to the Company, of which $450,000 was outstanding as of July 31, 2024, (vi) a promissory note in the principal amount of up to $240,000 (the “April 2024 Note”) has been issued to the Member in connection with working capital loans to the Company, of which $240,000 was outstanding as of July 31, 2024, and (vii) a promissory note in the principal amount of up to $255,000 (the “July 2024 Note”) has been issued to the Member in connection with working capital loans to the Company, of which $85,000 was outstanding as of July 31, 2024.

See the section below entitled “Proposal One—The Extension Amendment Proposal—Interests of the Sponsor and our Directors and Officers.”

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Extension Amendment Proposal

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved?

Upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved, holders of our Public Shares will be redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses, in the event of liquidation), divided by the number of then outstanding Public Shares.

When would the Board abandon the Extension Amendment?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by October 5, 2024 as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to complete the Business Combination. Our seeking to complete the Business Combination will involve:

•	negotiating and executing related agreements;

•	preparing and completing proxy materials;

•	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•	holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to October 5, 2024. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by October 5, 2024, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended

Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on September 6, 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

On January 24, 2024, the SEC adopted final rules governing SPACs (the “SPAC Final Rules”), which became effective on July 1, 2024. Among other items, the SPAC Final Rules provide interpretive guidance describing the extent to which SPACs could become subject to regulations under the Investment Company Act (the “Guidance”). In particular, the Guidance provides that like any other issuer, a SPAC may meet the definition of investment company under Section 3(a)(1)(A) or 3(a)(1)(C) of the Investment Company Act or both, depending on the facts and circumstances. Despite the SPAC Final Rules and the Guidance therein, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs.

To mitigate the risk of being viewed as operating an unregistered investment company under the Investment Company Act, pursuant to our instruction, Continental, the trustee managing the Trust Account, has liquidated the U.S. government securities or money market funds held in the Trust Account into cash (which may include demand deposit accounts) and will hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result of such liquidation in cash, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. For more information, see the section entitled “Risk Factors—To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, pursuant to our instruction, the trustee of the Trust Account liquidated the securities held in the Trust Account into cash and will hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, going forward, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, https://www.cstproxy.com/marblegateacquisition/2024, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: 1-800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the conference ID 6535395#. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at proxy@marblegate.com, so that it is received by our Secretary prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•

Extension Amendment Proposal. Approval of the Extension Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record

Date, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Director Election Proposal. The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (including as a result of a direction to withhold authority) will not be counted in the nominee’s favor. Withheld votes will have no effect on the outcome of the Director Election Proposal. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the Director Election Proposal.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum.”

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions and withheld votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 5,925,470 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, August 20, 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 5,547,605 shares of our Class A common stock and 6,303,333 shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record.”

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Andrew Milgram, our Chief Executive Officer and Executive Director, and Paul Arrouet, our President and Executive Director, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Milgram and Mr. Arrouet to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Thus, the record holder does not have discretionary voting power with respect to that proposal. A “broker non-vote” occurs when brokers are present at a meeting to vote shares on routine matters but are prohibited from voting shares on a non-routine matter for which the beneficial owner has not provided voting instructions. The Extension Amendment Proposal, Direction Election Proposal and Adjournment Proposal are considered non-routine matters, and therefore there will not be any broker non-votes at the Meeting. Failure to instruct your broker or bank how to vote will result in your shares not considered present for the purposes of establishing a quorum and not being voted on the Proposals.

How can I vote if I am a stockholder of record?

•	Online. If you are a stockholder of record, you may vote online at the Meeting.

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

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Online at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting (see the subsection above entitled “How do I attend the Meeting”).

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Extension Amendment Proposal and the Adjournment Proposal and each of the nominees set forth in the Director Election Proposal.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I Find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $5,000 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expense will reduce the cash available to us to consummate a Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

You may also contact us at:

Marblegate Acquisition Corp.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

E-mail: proxy@marblegate.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to enter into ancillary agreements related to the Business Combination;

•	our ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account;

•	the competitive environment in which our successor will operate following the Business Combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, (iii) Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the SEC on August 7, 2024 and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with any redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

On December 27, 2022, the Treasury Department published Notice 2024-2 as interim guidance and on April 9, 2024 issued proposed regulations on the application of the excise tax. Notice 2024-2 and the proposed regulations generally provide that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax (“Liquidation Exception”). Although these rules clarify certain aspects of the excise tax, the interpretation and operation of some aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim rules are subject to change.

As described under the section below entitled “Proposal One—The Extension Amendment Proposal Redemption Rights”, if the deadline for us to complete the Business Combination (currently October 5, 2024) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase effected by us after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to this excise tax unless the Liquidation Exception or some other exception applies. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our common stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with the Business Combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases including those in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of any final regulations and other guidance from the Treasury Department.

If we fail to consummate our initial Business Combination by September 30, 2024, the trading of our securities on Nasdaq may be suspended and our securities may be delisted from Nasdaq, which may have a material adverse effect on the trading of our securities and our ability to consummate an initial Business Combination.

The Registration Statement on Form S-1 we filed with the SEC on September 21, 2021 (File No. 333-259422), as amended, for our IPO (the “IPO Registration Statement”) was declared effective by the SEC on September 30, 2021, and our securities are currently listed on the Nasdaq Capital Market. Pursuant to our Charter, we have until October 5, 2024 (or such shorter period of time as determined by the Board) to consummate our initial Business Combination. Nasdaq’s rules and guidance currently provide that SPACs (such as us) must satisfy certain listing conditions, including that a SPAC must complete one or more business combinations meeting certain conditions within 36 months of the effectiveness of its initial public offering registration statement (the “36-Month Requirement”). If a SPAC does not meet the 36-Month Requirement, it will receive a staff delisting determination from Nasdaq which, among other things, informs the SPAC that (i) its securities will be suspended as of a certain date; (ii) it has a right to request review of the staff delisting determination by a hearings panel; and (iii) a timely request for such review will stay the suspension and delisting action pending the issuance of a written decision of the hearings panel. The hearings panel may, where it deems appropriate, grant an exception to the continued listing standards for a period not to exceed 180 days from the date of the staff delisting determination. The basis for the staff delisting determination may be cured if, for example, a SPAC completes an initial business combination during the period of the stay.

On July 8, 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the foregoing procedures (the “Proposed Nasdaq Rules”) that includes removing the stay referred to above so that a SPAC’s securities will be immediately suspended from trading on Nasdaq through the pendency of the hearings panel’s review. In addition, under the Proposed Nasdaq Rules, the scope of the hearings panel’s review would be limited, as the hearings panel may only reverse a staff delisting determination where it determines that the staff delisting determination was in error and that the SPAC never failed to satisfy the 36-Month Requirement. In such cases, the hearings panel would not be able to consider facts indicating that the SPAC had regained compliance since the date of the staff delisting determination, nor may the hearings panel grant an exception allowing the SPAC additional time to regain compliance. If a SPAC completes a business combination after receiving a staff delisting determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company could apply to list its securities on Nasdaq pursuant to the normal application review process. The Proposed Nasdaq Rules contained a list of deficiencies that would immediately result in a staff delisting determination, which includes noncompliance with the 36-Month Requirement.

On July 15, 2024, the SEC issued a release approving the immediate effectiveness of the Proposed Nasdaq Rules. The Proposed Nasdaq Rules will become operative on October 7, 2024. Since the Proposed Nasdaq Rules

do not become operative until after 36 months from our IPO, we do not believe that we will be immediately subject to the Proposed Nasdaq Rules. Accordingly, in the event that we receive a staff delisting determination from Nasdaq prior to October 7, 2024 and timely request a review of the staff delisting determination, we may be granted a stay of the suspension and delisting action pending the issuance of a written decision of the hearings panel.

If we are not able to consummate our initial Business Combination on or prior to September 30, 2024 and do not receive a staff delisting determination prior to October 7, 2024 or timely request a review, our securities will be suspended from trading on Nasdaq and will be subject to potential delisting. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including but not limited to:

•	our ability to complete an initial Business Combination with a target company contemplating a Nasdaq listing, as we would be a less attractive acquiror absent a listing on a national exchange;

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

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a determination that our Class A common stock is a “penny stock,” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if our securities are delisted from Nasdaq, offers and sales of our securities by us may be subject to regulation and we may be subject to additional compliance costs in each state in which we offer or sell our securities.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including its ability to negotiate and complete its initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act.

On January 24, 2024, the SEC adopted the SPAC Final Rules, which became effective on July 1, 2024. Among other items, the SPAC Final Rules provide interpretive guidance describing the extent to which SPACs could become subject to regulations under the Investment Company Act. In particular, the Guidance provides that like any other issuer, a SPAC may meet the definition of investment company under Section 3(a)(1)(A) or

3(a)(1)(C) of the Investment Company Act or both, depending on the facts and circumstances. Despite the SPAC Final Rules and the Guidance therein, there remains uncertainty concerning the applicability of the Investment Company Act to SPACs.

Based on the factors described in the Guidance provided under the SPAC Final Rules, we do not believe that our principal activities currently subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with, and regulation under, the Investment Company Act, we would be subject to additional regulatory burdens and expenses, which may materially adversely affect our ability to negotiate and complete our Business Combination. As a result, we may be forced to abandon our efforts to complete an initial Business Combination and required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including any potential appreciation in the value of the stock of the post-business combination company, and our warrants would expire worthless.

See also “—A new 1% U.S. federal excise tax could be imposed on us in connection with any redemptions by us of our shares” and “—To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, pursuant to our instruction, the trustee of the Trust Account liquidated the securities held in the Trust Account and will hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, going forward, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, pursuant to our instruction, the trustee of the Trust Account liquidated the securities held in the Trust Account and will hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, going forward, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

Previously, the funds in the Trust Account had, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, pursuant to our instruction, Continental, the trustee managing the Trust Account, has liquidated the U.S. government treasury obligations or money market funds held in the Trust Account into cash (which may include demand deposit accounts) and will hold all funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or liquidation of the Company. As a result of such liquidation into cash, we will receive interest at prevailing bank rates, which are subject to fluctuation, on the funds held in the Trust Account going forward. However, any interest previously and currently earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash will reduce the dollar amount our public stockholders will receive upon any redemption or liquidation of the Company. However, regardless of our liquidation of Trust Account funds into cash, we may nonetheless be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on December 10, 2020, for the purpose of effecting a Business Combination with one or more businesses.

Following the redemptions in connection with our previous extensions in December 2022, June 2023 and December 2023, there were 5,547,605 shares of our Class A common stock, $0.0001 par value, and 6,303,333 shares of Class B common stock, $0.0001 par value, issued and outstanding as of the Record Date. In addition, we issued (i) Public Warrants to purchase 15,455,000 shares of Class A common stock as part of our IPO and (ii) warrants included in our Private Placement Units (the “Private Placement Warrants”) to purchase 910,000 shares of Class A common stock as part of the private placement with the Sponsor and Cantor Fitzgerald & Co., the representative of the underwriters in the IPO (“Cantor”) that we consummated simultaneously with the consummation of our IPO. The 300,000 Private Placement Units held by Cantor are subject to forfeiture upon consummation of the Business Combination. Each whole Public Warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A common stock and one-half of one warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of the Record Date, following the redemptions in connection with our previous extensions in December 2022, June 2023 and December 2023, approximately $7 million from our IPO and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee, in cash (which may include demand deposit accounts), until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with an intended initial Business Combination, the Member has committed, in the form of working capital loans, up to $2,100,000 to be provided to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements prior to our initial Business Combination. As of July 31, 2024, we had $600,000 outstanding under the 2022 Note, $1,100,000 outstanding under the February 2023 Note, $500,000 outstanding under the July 2023 Note, $450,000 outstanding under the December 2023 Note, $240,000 outstanding under the April 2024 Note and $85,000 outstanding under the July 2024 Note.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at 1:30 p.m. Eastern time on September 10, 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/marblegateacquisition/2024. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

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Record Holders. If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to https://www.cstproxy.com/marblegateacquisition/2024, enter the 12-digit control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial Holders. Beneficial stockholders of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by September 3, 2024 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions and withheld votes will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 5,925,470 shares of our common stock would be required to achieve a quorum.

Voting Power, Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote.

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (including as a result of a direction to withhold authority) will not be counted in the nominee’s favor. Withheld votes will have no effect on the outcome of the Director Election Proposal. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you should vote “WITHHOLD” with respect to the director nominee.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 5,547,605 shares of Class A common stock and 6,303,333 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $7 million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.94 per share (which does not take into account any removal of accrued interest from the Trust Account for the payment of taxes that occurs after the Record Date). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “Proposal One—The Extension Amendment Proposal—Redemption Rights.”

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Extension Amendment Proposal, the Adjournment Proposal and the nominees set forth in the Director Election Proposal.

PROPOSAL ONE – THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until October 5, 2024 to complete an initial Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of the Company and our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond October 5, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced Business Combination. On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Capital Market.

While we currently have until October 5, 2024 to complete the Business Combination as a result of our previous extensions in December 2022, June 2023 and December 2023, our Board currently believes that there will not be sufficient time before October 5, 2024 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company and our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by October 5, 2024, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by October 5, 2024. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, our Board will have the sole discretion whether to extend for additional calendar months until April 5, 2025 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with our Charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $7 million that was in the Trust Account as of the Record Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $7 million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.94 per share (which does not take into account any removal of accrued interest from the Trust Account for the payment of taxes that occurs after the Record Date). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 6, 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on September 6, 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on September 6, 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on September 6, 2024 (two business days before the Meeting) will not be redeemed for cash held in the Trust

Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $7 million following the redemptions in connection with our previous extensions in December 2022, June 2023 and December 2023, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.94 per share (which does not take into account any removal of accrued interest from the Trust Account for the payment of taxes that occurs after the Record Date). The closing price of the Company’s Class A common stock on August 23, 2024 as reported on the Nasdaq Capital Market was $11.00.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on September 6, 2024 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,610,000 shares of our Class A common stock and 3,829,469 shares of our Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that the Sponsor holds 7,829,469 Founder Shares, consisting of 4,000,000 shares of our non-redeemable Class A common stock and 3,829,469 shares of our Class B common stock, and 610,000 Private Placement Units, all of which would expire worthless if a Business Combination is not consummated;

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the fact that promissory notes in the aggregate principal amount of up to $3,145,000 have been issued to the Member, an affiliate of certain of our officers and directors, in connection with working capital loans to the Company, of which $2,975,000 was outstanding as of July 31, 2024;

•

the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of July 31, 2024) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced to below the lesser of (i) $10.05 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

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the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until October 5, 2024 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before October 5, 2024, the Company will provide its public stockholders with the opportunity to redeem their Public Shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of the Company and our stockholders and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond October 5, 2024 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and our stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO – THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one Class of directors being elected in each year. The term of office of the Class I directors, Richard M. Goldman and Wallace Mathai-Davis, will expire at the annual meeting of stockholders to be held in 2025. The term of office of the Class II directors, Harvey Golub and Alan J. Mintz, will expire at the annual meeting of stockholders to be held in 2026. The term of office of the Class III directors, Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr., will expire at the Meeting.

At the Meeting, three Class III directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr. for election as Class III directors. The biographies of Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr. are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance.”

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (including as a result of a direction to withhold authority) will not be counted in the nominee’s favor.

Unless authority is withheld, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

PROPOSAL THREE – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals. In no event will our Board adjourn the Meeting beyond October 5, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, (v) that have a functional currency other than the United States dollar, (vi) U.S. expatriates (including certain prior long-term U.S. residents), (vii) that actually or constructively own five percent or more of the Class A common stock of the Company, and (viii) except as otherwise discussed below, that are Non-U.S. Holders (as defined below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of such partnership and certain determinations made at the partner level. If you are a partner of a partnership (including an entity or arrangement so treated as a partnership) holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code (in which case, such redemption would be treated as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Redemption of Class A Common Stock Treated as a Sale”). The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (and the same test must generally also be met with respect to common stock whether or not voting). In addition, immediately following the redemption of Class A common stock, the U.S. Holder must own (actually and constructively) less than 50% of the Company’s outstanding voting stock. Because, prior to our initial Business Combination, our Class A common stock may not be considered voting stock, it is unclear whether this test could be satisfied by a U.S. Holder. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Redemption of Class A Common Stock Treated as a Distribution.”

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Taxation of Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S.

Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Redemption of Class A Common Stock Treated as a Distribution

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Redemption of Class A Common Stock Treated as a Sale.” Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally should constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner that is not a U.S. Holder (and is not a partnership, including an entity or arrangement treated as a partnership for United States federal income tax purposes). Please also see the discussion of backup withholding and Foreign Account Tax Compliance Act below.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Taxation of Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Redemption of Class A Common Stock Treated as a Distribution

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders—Taxation of Redemption of Class A Common Stock Treated as a Sale.” Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions (provided that a timely U.S. income tax return is filed), at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

FATCA

Under Sections 1471 through 1474 of the Code, commonly referred to as “FATCA,” and related administrative guidance, a United States federal withholding tax of 30% generally will be imposed on dividends that are paid to “foreign financial institutions” and “non-financial foreign entities” (as specifically defined under these rules), whether such institutions or entities hold shares of common stock as beneficial owners or intermediaries, unless specified requirements are met. Because, as discussed above, the applicable withholding agent may treat amounts paid to Non-U.S. Holders participating in the redemption as dividends for United States federal income tax purposes, such amounts may also be subject to withholding under FATCA if such requirements are not met. In such case, any withholding under FATCA may be credited against, and therefore reduce, any 30% withholding tax on dividend distributions as discussed above. Although the Code provides that FATCA withholding generally also will apply to payments of gross proceeds from the sale or other disposition of stock (such as common stock), the Treasury Department has released proposed regulations that, if finalized in their present form, would eliminate the FATCA withholding tax applicable to gross proceeds from sales or other dispositions of stock. In its preamble to such proposed regulations, the Treasury Department stated that taxpayers generally may rely on the proposed regulations until final regulations are issued. Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States with respect to FATCA may be subject to different rules.

Information Reporting and Backup Withholding

Dividend payments with respect to Class A common stock and proceeds from the sale, exchange or redemption of Class A common stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to payments made to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications under penalties of perjury, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will not be subject to backup withholding if the Non-U.S. Holder provides certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld by timely filing the appropriate claim for refund with the IRS and furnishing any required information. All holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information about Executive Officers, Directors and Nominees

Our directors and executive officers are as follows:

Name	Age	Title
Andrew Milgram	50	Chief Executive Officer and Executive Director
Paul Arrouet	53	President and Executive Director
Jeffrey Kravetz	45	Chief Financial Officer
Harvey Golub	85	Chairman of the Board
Richard Goldman	63	Director
Alan Mintz	63	Director
Wallace Mathai-Davis	80	Director
Patrick J. Bartels, Jr.	48	Director

The experience of our directors and executive officers is as follows:

Andrew Milgram has served as our Chief Executive Officer and an executive director since January 2021. Since August 2008, he has served as the managing partner of Marblegate, which he co-founded. Prior to forming Marblegate, Mr. Milgram was a Principal at Epic Asset Management, where he was responsible for generating, evaluating, executing and managing investments in a portfolio of distressed and special situation assets across a variety of industry sectors. In addition, he coordinated the firm’s overall research process and directed its team of investment analysts. Mr. Milgram has sat on a variety of official and ad-hoc creditor committees, and has been deeply involved in a number of corporate restructurings in both the United States and abroad. Prior to joining Epic, Mr. Milgram was a part of the capital market businesses at Deutsche Bank Alex. Brown and Bank of Tokyo-Mitsubishi. Mr. Milgram began his career at Swiss Bank Corp (now UBS), where he was part of the global emerging market team responsible for the bank’s proprietary investments in Russia, Africa and the Middle East. Mr. Milgram holds the Chartered Financial Analyst designation. Mr. Milgram is the Chairman of the board of Millennium Health, and a member of the board of directors of Septuagint Solutions LLC, STVT-AAI Education Inc. (d/b/a Ancora Education), Britax Group Limited and Rhinoco Inc. He sits on the board of directors of the Greenwich Council of the Boy Scouts of America. Mr. Milgram is a member of the Economic Club of New York and the Metro NY Chapter of YPO. Mr. Milgram’s qualifications to serve on our Board include his extensive leadership, management and board experience, his track record as a founder and Chief Investment Officer of Marblegate and its affiliated funds, his current board experience, including as Chairman of the board of Millennium Health, and his network of contacts in the distressed credit and restructuring arena.

Paul Arrouet has served as our President and an executive director since January 2021. Since 2008, he has also served as Managing Partner of Marblegate. Prior to forming Marblegate, Mr. Arrouet was a six-year Senior Managing Director as well as a twelve-year distressed specialist in the Distressed/High Yield Trading & Sales Department at Bear Stearns & Co. At Bear Stearns, he managed the trading book focused on stressed/distressed capital structures as well as actively making markets to generate customer flow. Mr. Arrouet spent the first part of his career at Bear Stearns in sales, specializing in distressed debt, high yield and restructuring opportunities. Prior to joining Bear Stearns, he was a salesman and Vice President at Alex. Brown, responsible for helping launch a distressed sales and trading platform as an extension of a successful High Yield Group. He began his career as a junior distressed trader at Oppenheimer & Co. Mr. Arrouet earned a Bachelor of Arts degree from the University of Pennsylvania. Mr. Arrouet’s qualifications to serve on our Board include his extensive leadership and management experience, his track record as Managing Partner and principal trader at Marblegate and its affiliated funds, and his wide network of contacts in the distressed investing field.

Jeffrey Kravetz has served as our Chief Financial Officer since March 13, 2023. Since March 2023, he has also served as the Chief Financial Officer of Marblegate Asset Management where he is responsible for the accounting, operational and financial activities of the firm. From March 2015 to March 2023, Mr. Kravetz served as the Chief Financial Officer of Contrarian Capital Management, L.L.C., an investment management firm, where he was responsible for the accounting, operational and financial activities of the firm’s investment and management entities. From 2015 to 2023, Mr. Kravetz served as director of various non-public investment vehicles affiliated with Contrarian Capital Management, L.L.C. Prior to joining Contrarian, Mr. Kravetz served in a variety of roles, including as a Director and Fund Controller at MSD Capital from September 2003 to February 2015. Prior to that, he was an Auditor at both Deloitte & Touche, LLP (June 2002 to September 2003) and Arthur Andersen, LLP (September 2000 to June 2002). Mr. Kravetz holds a B.S. in Accounting from Binghamton University School of Management and is a Certified Public Accountant. He is a member of the New York State Society of Certified Public Accountants.

Harvey Golub has served as our Chairman of the Board since October 2021. In early 2001, Mr. Golub retired as CEO and chairman of American Express. Currently, Mr. Golub is the non-executive chairman of the board of Dynasty Financial Partners. He also serves on the board of Pagaya Technologies, Ltd., and is a member of its audit, risk and nominating and corporate governance committees. He served as chairman of Miller Buckfire & Company (a Stifel Company) from July 2011 to December 2018. He has also served as a member of the advisory board of Marblegate Asset Management LLC since 2009. Mr. Golub also serves on the boards of the American Enterprise Institute (AEI) and the Manhattan Institute for Policy Research, serves on Jupiter Medical Center’s board of trustees and is the chairman of its finance and planning committees. Mr. Golub is also chairman of the Maltz Jupiter Theatre endowment board, and is a director emeritus of New York-Presbyterian Hospital and the Lincoln Center for the Performing Arts and a member of its investment committee. Previously, Mr. Golub served as non-executive chairman on the boards of American International Group (AIG), Campbell Soup Company, and The Reader’s Digest Association. He has also served as a member of the board of Dow Jones & Company, Hess Corporation, RHJ International, and several private companies. Mr. Golub received a B.S. degree from the New York University in 1961. Mr. Golub is well qualified to serve as a member of our Board due to his extensive experience in leadership and advisor roles and his network of business contacts.

Richard M. Goldman has served as one of our directors since October 2021. Since 2012, Mr. Goldman has been the managing member of Becket Capital, LLC, an advisory services firm for investment management companies. From 2011 to 2012, Mr. Goldman served as Chief Operating Officer of Guggenheim Investments, the global asset management and investment advisory division of Guggenheim Partners, the global asset management and investment advisory division of Guggenheim Partners. From 2006 to 2012, Mr. Goldman was the Chief Executive Officer of Rydex Investments, the investment advisor to Rydex Funds. He also served as the Chief Executive Officer of Forstmann Leff Associates from 2003 to 2005 and was the Head of Deutsche Asset Management’s Americas Institutional Business from 1999 to 2003. Prior to this, Mr. Goldman held leadership positions at State Street Global Advisors, IBM and Procter & Gamble. From August, 2019 to June 2021, Mr. Goldman served as a member of the board of directors of Silver Spike Acquisition Corporation, a SPAC that completed a business combination with WM Holding Company, LLC (Nasdaq:MAPS) in June 2021. He also served as a director of Silver Spike Acquisition Corp. II (August 2019 to April 2023) and Silver Spike III Acquisition Corp. (August 2019 to May 2023), two other special purpose acquisition companies. Since December 2022, he has served on the board of directors of AlphaTrAI, Inc., a FinTech company. He also currently serves on the audit committee of the Grayscale Funds Trust and on the boards of directors of Resolute Investment Managers, Inc. and its affiliates and TortoiseEcofin Parent Holdco LLC. Mr. Goldman previously served as the Independent Chairman of the board of the Harvest Volatility Edge Trust; a member of the board of directors of Trinitas Capital Management, a credit- focused investment management firm; as Lead Independent Director for the Axonic Alternative Income Interval Fund; and as an Independent Director for the O’Shares Investments ETF Trust. Mr. Goldman received a bachelor’s degree from Bowdoin College. Mr. Goldman is well qualified to serve as a member of our Board due to his extensive leadership and business development roles.

Alan J. Mintz has served as one of our directors since October 2021. Mr. Mintz is a Managing Principal of Stone Lion L.P. Mr. Mintz co-founded Stone Lion in August 2008 and launched the Stone Lion Funds in November 2008. From 1997 to 2008, Mr. Mintz was employed by Bear Stearns, where he served as a Senior Managing Director, a Global Co-Head of Distressed Debt Trading and Proprietary Investments and the Director

of Distressed Research. Mr. Mintz served on the board of directors of Ultra Petroleum Corporation from 2017 through 2020. He also served as a board member of various Bear Stearns’ portfolio companies. From 1990 to 1997, Mr. Mintz worked at Policano & Manzo as a Restructuring Advisor, advising creditors and debtors of financially troubled companies. For several years prior to that, he worked in public accounting, beginning his career at Arthur Andersen & Company, a nationally recognized accounting firm, where he was employed from 1983 until 1989 and was a Senior Manager in the Tax Division. Mr. Mintz received a Bachelor of Science from Boston University in 1983. Mr. Mintz is well qualified to serve as a member of our Board due to his extensive experience as an investment professional and financial advisor.

Wallace Mathai-Davis, Ph.D., has served as one of our directors since October 2021. Mr. Mathai-Davis has been a member of Marblegate’s board of advisors since 2009. He has over 30 years of experience as a C-suite executive in FinTech, international asset management, wealth management and merchant banking. Mr. Mathai-Davis is a co-founder and board member of Q.ai, an artificial intelligence (AI) digital Registered Investment Advisor which offers AI constructed SMA hedge fund portfolios digitally to non-institutional investors. A controlling interest of Q.ai was acquired by Forbes Global Media in 2019. Mr. Mathai-Davis is Chairman of 360 Trading Networks Inc., the North American subsidiary of 360 Treasury Systems (the largest FX ECN in Europe). He was a member of the supervisory board of the parent 360 Treasury Systems in Germany for many years prior to its sale to the Deutsche Boerse. Mr. Mathai-Davis co-founded and was co-CEO and board member of ChinaVest, Ltd., one of the first independent merchant banks chartered in the People’s Republic of China. He was a director of Regina Pacific International, a China Holding Company (CHC), with diversified real estate and operating company assets in China. Prior to co-founding ChinaVest, he joined the board of directors of Mercantile Bankshares as Chairman of Investment and Wealth Management for the purpose of restructuring the investment and wealth management businesses. Mr. Mathai-Davis was the COO, CFO and partner at Offitbank from 1986 to 2002. Mr. Mathai-Davis has served on the boards of three public companies and numerous boards of investment related funds. Mr. Mathai Davis has been widely involved in the nonprofit sector and was treasurer of the board of trustees of the Cathedral Church of St John the Divine for 13 years. Mr. Mathai-Davis is well qualified to serve as a member of our Board due to his extensive experience in leadership roles within the financial sector.

Patrick J. Bartels, Jr. has served as one of our directors since December 2022. Mr. Bartels has served as the Managing Member of Redan Advisors LLC, a firm that provides fiduciary services, including board of director representation and strategic planning advisory services for domestic and international public and private business entities, since December 2018. His professional experience includes investing in complex financial restructurings and process-intensive situations in North America, Asia and Europe in a broad universe of industries. Mr. Bartels has served as a director on numerous public and private boards of directors. Mr. Bartels has served on the boards of directors of Arch Resources, Inc. (NYSE: ARCH) since October 2016, Agile Thought (Nasdaq: AGIL) since April 2023, View, Inc. (Nasdaq: VIEW) since February 2024 and Trinity Place Holdings (Nasdaq: TPHS) since April 2023. He serves on or previously served on the boards of WCI Communities, Inc. (from August 2009 to February 2017), Grizzly Energy, LLC (f/k/a Vanguard Natural Resources, Inc.) (since February 2019), Parker Drilling Company (since March 2019), B. Riley Principal Merger Corp. (from April 2019 to February 2020), Hexion Inc. (since July 2019), Monitronics International, Inc. (since July 2019), Centric Brands Inc. (from March 2020 to October 2020), B. Riley Principal Merger Corp. II (from May 2020 to November 2020), Libbey Inc. (since May 2020), Noble Corporation (from February 2021 to October 2022), and on several private company boards. From April 2002 to November 2018, Mr. Bartels served as a Managing Principal at Monarch Alternative Capital LP, a private investment firm that focused primarily on event-driven credit opportunities. From February 2000 to April 2002, he served as research analyst for high yield investments at INVESCO, where he analyzed primary and secondary debt offerings of companies in various industries. Mr. Bartels began his career at PricewaterhouseCoopers LLP, where he was a Certified Public Accountant. He holds the Chartered Financial Analyst designation. Mr. Bartels received a Bachelor of Science in Accounting with a concentration in Finance from Bucknell University. Mr. Bartels is well qualified to serve as a member of our Board due to his extensive accounting, financial and investment experience, as well as his experience as a director for multiple companies including several that have undertaken bankruptcy and restructuring processes.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our Board consists of seven members. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The stockholders re-elected Harvey Golub and Alan J. Mintz, who comprise our Class II directors, at the special meeting held on December 19, 2023, whose term of office will expire in 2026. The term of office of Class I directors, consisting of Richard M. Goldman and Wallace Mathai-Davis, will expire in 2025. The term of office of Class III directors, consisting of Andrew Milgram, Paul Arrouet, and Patrick J. Bartels, Jr., will expire at the Meeting.

Our officers are appointed by the Board and serve at the discretion of the Board rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Legal Proceedings

From time to time, we may become involved in legal proceedings relating to claims arising from the ordinary course of business. To the knowledge of our management team, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the IPO Registration Statement. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request directed to our Secretary. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Board Diversity Matrix

On August 6, 2021, the SEC approved proposed rule changes regarding board diversity of Nasdaq-listed companies, which require listed companies to:

•	disclose statistical information regarding the diversity of the company’s board; and

•	have, or explain why they do not have, at least two diverse directors on the board of directors.

Nasdaq-listed companies, subject to certain exceptions, must disclose statistical information on the company’s board of directors related to a director’s self-identified gender, race, and self-identification as LGBTQ+. Nasdaq Rule 5606 of the Nasdaq Listing Rules includes a uniform matrix format for the disclosure, which companies are required to provide annually in their proxy statement or on their website.

Companies must disclose the board matrix annually by December 31.

Nasdaq-listed companies, with certain exceptions, will also need to either:

•	Have at least:

•	one director who self-identifies as female, without regard to the individual’s designated sex at birth; and

•	one director who self-identifies as an “underrepresented minority” or LGBTQ+, as defined in the proposal.

•	Explain why the company does not have at least two directors on its board who self-identify in the categories listed above

Nasdaq Rule 5605 includes scaled board diversity requirements for smaller reporting companies, foreign issuers and companies with boards comprised of five or fewer directors. In addition, the board diversity requirement will be phased in for each of Nasdaq’s three tiers. Since the Company is listed on The Nasdaq Capital Market, the Company has until December 31, 2023 to have at least one diverse director and until December 31, 2026 to have two diverse directors, or explain why they do not in either case.

The following board diversity matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of the Record Date)

Total Number of Directors:		7

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors		7
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background		7

Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Board considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company. While the Board has continued its efforts to identify candidates that have such experience, they have currently been unable to identify any such candidates which fulfill the diversity requirement with the requisite professional experience.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Richard Goldman, Alan Mintz, Wallace Mathai-Davis and Patrick J. Bartels, Jr. are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Alan Mintz, Richard Goldman and Wallace Mathai-Davis serve as members of our audit committee, and Alan Mintz chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Alan Mintz, Richard Goldman and Wallace Mathai-Davis meet the independent director standard under the Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Alan Mintz qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us and establishing pre-approval policies and procedures;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm including, but not limited to, as required by applicable laws and regulations;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

Our audit committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and/or without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2023, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2023, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with our audit committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

Alan Mintz (Chair)

Richard Goldman

Wallace Mathai-Davis

*

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

We have established a compensation committee of the Board. Alan Mintz and Richard Goldman serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Alan Mintz and Richard Goldman are independent and Richard Goldman chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluations;

•	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to our Sponsor of $10,000 per month for secretarial and administrative support and reimbursement of expenses, and the $50,000 monthly fee paid to Mr. Bartels for his services as a member of the special committee of our board of directors (“Special Committee”) from December 2022 to May 2023, which monthly fee Mr. Bartels agreed to reduce to $20,000 thereafter, to be paid until the earlier of (x) the date of the consummation of the Business Combination and (y) the date on which we advise Mr. Bartels we have determined to terminate discussions with the DePalma Companies with respect to the Business Combination, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. These individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Alan Mintz, Richard Goldman and Wallace Mathai-Davis. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders

(or, if applicable, a special meeting). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2023, there were two regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting six times.

During the fiscal year ended December 31, 2023, there were five regularly scheduled or special meetings of the audit committee and the audit committee did not act by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2023, there were no regularly scheduled or special meetings of the compensation committee and the compensation committee did not act by unanimous written consent in lieu of a meeting.

Each of the incumbent directors (including all director nominees listed in the Director Election Proposal) attended at least 75% of our Board meetings and the meetings of each of the committees of the Board on which they served held during the fiscal year ended December 31, 2023.

Executive Officer and Director Compensation

None of our officers have received any cash compensation for services rendered to us. We have agreed to pay our Sponsor a total of $10,000 per month for secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. With the exception of Mr. Bartels, who is being paid a monthly fee of $50,000 for his services as a member of the Special Committee from December 2022 to May 2023, which monthly fee Mr. Bartels agreed to reduce to $20,000 thereafter, to be paid until the earlier of (x) the date of the consummation of the Business Combination and (y) the date on which we advise Mr. Bartels we have determined to terminate discussions with the DePalma Companies with respect to the Business Combination, no compensation of any kind, including any finder’s fee, advisory fee, reimbursement fee or consulting fee, has been or will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business.

In connection with Patrick J. Bartels, Jr.’s appointment as a member of the Special Committee, in addition to the cash compensation described above, he has entered into an indemnification agreement and letter agreements with MAC in connection with his appointment as a member of the Board, which agreements are in substantially the same form as those entered into with the executive officers and other directors of MAC.

Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of the Business Combination, directors or members of our management team who remain with us will not be paid consulting or management fees from New MAC, but may receive such fees in the future. We have not established any limit on the amount of such fees that may be paid by New MAC to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Independent Public Accountant

Marcum has audited our financial statements for the fiscal years ended December 31, 2020, 2021, 2022, and 2023. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and 2022 totaled approximately $80,855 and $109,695, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2023 and 2022, we paid Marcum a total of approximately $166,081 and $0, respectively, for audit-related fees.

Tax Fees

We did not pay Marcum for tax services, planning or advice for the years ended December 31, 2023 and December 31, 2022.

All Other Fees

We did not pay Marcum for any other services for the years ended December 31, 2023 and December 31, 2022.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Business Combination Agreement

On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Capital Market.

Founder Shares

On January 15, 2021, in consideration for the payment of certain of the Company’s offering costs, the Company applied $25,000, or approximately $0.0003 per share, of outstanding advances from the Sponsor towards the issuance of 8,625,000 shares of Class B common stock. In September 2021, we effected a stock dividend of 0.3694 shares for each share of Class B common stock outstanding, resulting in the Sponsor holding 11,810,833 Founder Shares. The Founder Shares include an aggregate of up to 1,507,500 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment is not exercised in full or in part, so that the holders of the Founder Shares will collectively own, on an as-converted basis, 25% of the Company’s issued and outstanding shares after the IPO (including the Private Placement Shares). As a result of the underwriter’s option not to exercise its over-allotment option, a total of 1,507,500 Founder Shares were forfeited. On June 28, 2023, the Sponsor converted 4,000,000 shares of Class B common stock into 4,000,000 shares of non-redeemable Class A common stock, which represents 40% of the outstanding shares of Class A common stock.

In connection with the closing of our IPO, the Sponsor sold 2,473,864 Founder Shares to certain anchor investors, who are unaffiliated with the Sponsor, at their original purchase price. The Company estimated the aggregate fair value of the Founder Shares attributable to the Anchor Investors to be $20,656,764, or $8.35 per share.

Our Sponsor and Cantor purchased an aggregate of 910,000 Private Placement Units (610,000 Private Placement Units purchased by our Sponsor and 300,000 Private Placement Units purchased by Cantor, the latter of which are subject to forfeiture by Cantor upon consummation of the Business Combination) for a purchase price of $10.00 per unit in the Private Placement that occurred simultaneously with the closing of our IPO. Each Private Placement Unit contains one share of Class A common stock and one-half of one whole Private Placement Warrant. Each whole warrant contained in a Private Placement Unit entitles the holder to purchase one whole share of Class A common stock at $11.50 per share. The Private Placement Warrants included in the Private Placement Units (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination. Additionally, the Private Placement Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the Sponsor, Cantor or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor, Cantor or their permitted transferees, the Private Placement Warrants are redeemable by us and exercisable by such holders on the same basis as the Public Warrants.

The holders of the Founder Shares have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On October 5, 2021, upon the closing of the IPO, the Sponsor sold membership interests to each of four directors of the Company at the time. The membership interests entitle each director to 25,000 shares of Founder Shares, for an aggregate of 100,000 shares, to be transferred to the directors if the Business Combination is consummated.

The total consideration paid for these membership interests was $200. Three of the directors were also part of the Sponsor investor group and invested $409,929 for their pro-rata share of the Sponsor contribution for Founder Shares and Private Placement Units. Each Founder Share will automatically convert to one share of Class A common stock upon consummation of a Business Combination. The Sponsor will retain all voting and dispositive power over all Founder Shares until the consummation of the Business Combination, after which the Sponsor will distribute to each holder of the membership interests its share of the Founder Shares, subject to applicable lock-up or escrow restrictions.

Promissory Notes

On January 15, 2021, we issued an unsecured promissory note (the “January 2021 Note”) to the Sponsor, pursuant to which we may borrow up to an aggregate principal amount of $300,000. The January 2021 Note was non-interest bearing and payable on the earlier of September 30, 2021, or the completion of the IPO. The outstanding loan of $186,819 was repaid at the time of the IPO.

On June 30, 2022, we issued the 2022 Note in the principal amount of up to $600,000 to the Member. The 2022 Note was issued in connection with advances the Member has made, and may make in the future, to us for working capital expenses. The 2022 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that the winding up of the Company is effective. At the election of the Member, all or a portion of the unpaid principal amount of the 2022 Note may be converted into shares of Class A common stock (the “Conversion Shares”), equal to: (x) the portion of the principal amount of the 2022 Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the Private Placement Shares issued by us to the Sponsor and Cantor, the representative of the underwriters, in a private placement in connection with our IPO. The Conversion Shares are entitled to the registration rights set forth in the 2022 Note. As of July 31, 2024, we borrowed $600,000 under the 2022 Note for working capital loans.

On February 13, 2023, we issued the February 2023 Note in the principal amount of up to $1,100,000 to the Member. The February 2023 Note was issued in connection with advances the Member has made, and may make in the future, to us for working capital expenses. The February 2023 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that the winding up of the Company is effective. At the election of the Member, all or a portion of the unpaid principal amount of the February 2023 Note may be converted into Conversion Shares, equal to: (x) the portion of the principal amount of the February 2023 Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the Private Placement Shares issued by us to the Sponsor and Cantor in a private placement in connection with our IPO. The Conversion Shares are entitled to the registration rights set forth in the February 2023 Note. As of July 31, 2024, we borrowed $1,100,000 under the February 2023 Note for working capital loans.

On July 20, 2023, we issued the July 2023 Note in the principal amount of up to $500,000 to the Member. The July 2023 Note was issued in connection with advances the Member has made, and may make in the future, to us for working capital expenses. The July 2023 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. At the election of the Member, at any time prior to payment in full of the principal balance of the note, all or a portion of the unpaid principal amount of the July 2023 Note may be converted into Conversion Shares, equal to: (x) the portion of the principal amount of the July 2023 Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the Private Placement Shares issued by us to the Sponsor and Cantor in a private placement in connection with our IPO. The Conversion Shares are entitled to the registration rights set forth in the July 2023 Note. As of July 31, 2024, we borrowed $500,000 under the July 2023 Note for working capital loans.

On December 21, 2023, we issued the December 2023 Note in the principal amount of up to $450,000 to the Member. The December 2023 Note was issued in connection with advances the Member has made, and may make in the future, to us for working capital expenses. The December 2023 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. At the election of the Member, at any time prior to payment in full of the principal balance of the note, all or a portion of the unpaid principal amount of the December 2023 Note may be converted into Conversion Shares, equal to: (x) the portion of the principal amount of the December 2023 Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the Private Placement Shares issued by us to the Sponsor and Cantor in a private placement in connection with our IPO. The Conversion Shares are entitled to the registration rights set forth in the December 2023 Note. As of July 31, 2024, we borrowed $450,000 under the December 2023 Note for working capital loans.

On April 11, 2024, we issued the April 2024 Note in the principal amount of up to $240,000 to the Member. The April 2024 Note was issued in connection with advances the Member has made, and may make in the future, to us for working capital expenses. The April 2024 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. At the election of the Member, at any time prior to payment in full of the principal balance of the note, all or a portion of the unpaid principal amount of the April 2024 Note may be converted into Conversion Shares, equal to: (x) the portion of the principal amount of the April 2024 Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the Private Placement Shares issued by us to the Sponsor and Cantor in a private placement in connection with our IPO. The Conversion Shares are entitled to the registration rights set forth in the April 2024 Note. As of July 31, 2024, we borrowed $240,000 under the April 2024 Note for working capital loans.

On July 18, 2024, we issued the July 2024 Note in the principal amount of up to $255,000 to the Member. The July 2024 Note was issued in connection with advances the Member has made, and may make in the future, to us for working capital expenses. The July 2024 Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. At the election of the Member, at any time prior to payment in full of the principal balance of the note, all or a portion of the unpaid principal amount of the July 2024 Note may be converted into Conversion Shares, equal to: (x) the portion of the principal amount of the July 2024 Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of shares. The Conversion Shares will be identical to the Private Placement Shares issued by us to the Sponsor and Cantor in a private placement in connection with our IPO. The Conversion Shares are entitled to the registration rights set forth in the July 2024 Note. As of July 31, 2024, we borrowed $85,000 under the July 2024 Note for working capital loans.

Administrative Support Agreement

We entered into an administrative support agreement, commencing on September 30, 2021, through the earlier of our consummation of a Business Combination and its liquidation, to pay the Sponsor a total not to exceed $10,000 per month for secretarial and administrative support.

With the exception of Mr. Bartels, who is being paid a monthly fee of $50,000 for his services as a member of the Special Committee from December 2022 to May 2023, which monthly fee Mr. Bartels agreed to reduce to $20,000 thereafter, to be paid until the earlier of (x) the date of the consummation of the Business Combination and (y) the date on which we advise Mr. Bartels we have determined to terminate discussions with the DePalma Companies with respect to the Business Combination, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After our initial Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Indemnification

We have entered into indemnification agreements with each of our officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Registration Rights Agreement

We have entered into a registration rights agreement with respect to the shares of Class A common stock included in the Private Placement Units, the Private Placement Warrants, the units issuable upon conversion of working capital loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon exercise of the Private Placement Warrants and upon conversion of the Founder Shares.

Policy for Approval of Related Party Transactions

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted prior to the consummation of our IPO was filed as an exhibit to the IPO Registration Statement.

In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. A form of the audit committee charter was filed as an exhibit to the IPO Registration Statement. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from independent investment banking firm or from another independent entity that commonly renders valuation opinions that our initial Business Combination is fair to our Company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers, directors or any of their respective affiliates, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, the following payments will be made to our Sponsor, officers, directors or our or their affiliates, none of which will be made from the proceeds of our IPO held in the Trust Account prior to the completion of our initial Business Combination:

•	Payment to our Sponsor of $10,000 per month for secretarial and administrative support;

•	Payment to Mr. Bartels of $50,000 per month for his services as a member of the Special Committee from December 2022 to May 2023, which monthly fee Mr. Bartels agreed to reduce to $20,000 thereafter;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination; and

•

Repayment of non-interest bearing loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination. Up to $3,145,000 in the aggregate principal amount of such loans may be convertible into shares of Class A common stock, at a price of $10.00 per share at the option of the lender. The Conversion Shares would be identical to the Private Placement Shares.

Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors, or their affiliates.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Andrew Milgram(2)	4,610,000	83.1%	3,829,469	60.8%	71.2%
Paul Arrouet(2)	4,610,000	83.1%	3,829,469	60.8%	71.2%
Richard Goldman(3)	—	—	—	—	—
Harvey Golub(3)	—	—	—	—	—
Jeffrey Kravetz	—	—	—	—	—
Alan J. Mintz(3)	—	—	—	—	—
Wallace Mathai-Davis(3)	—	—	—	—	—
Patrick J. Bartels, Jr	—	—	—	—	—
All executive officers and directors as a group (8 individuals)	4,610,000	83.1%	3,829,469	60.8%	71.2%
Other 5% Stockholders
Marblegate Acquisition LLC(2)	4,610,000	83.1%	3,829,469	60.8%	71.2%
Farallon Capital Management, L.L.C. (4)	375,000	6.8%	225,000	3.6%	5.1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Marblegate Acquisition LLC, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831.
(2)

Our Sponsor is the record holder of such shares. Marblegate Asset Management, LLC is the managing member of our Sponsor and has voting and investment discretion with respect to the securities held by our Sponsor and may be deemed to beneficially own such shares. Andrew Milgram and Paul Arrouet, as Managing Partners of Marblegate Asset Management, LLC, may be deemed to exercise voting and investment power over the securities held by our Sponsor and therefore may be deemed to beneficially own such securities. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)

Each such person is a direct or indirect member of our Sponsor and disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)

Based on Schedule 13G/A filed on February 1, 2024, Farallon Capital Management, L.L.C., a Delaware limited liability company (“Farallon Capital Management”), has shared voting and dispositive power with respect to shares of our common stock held by Grassland Investors, LLC and an investment vehicle (the “SPV”), each of which is managed by Farallon Capital Management. As of the date of the filing, Grassland Investors, LLC holds 150,000 shares of Class A common stock and the SPV holds 225,000 shares of Class B common stock, each of which is convertible at the holder’s option into one share of Class A common stock within the next 60 days. Accordingly, as of the date thereof, Farallon Capital

Management may be deemed a beneficial owner of 375,000 shares of Class A common stock. The following persons, each of whom is a managing member or senior managing member of Farallon Capital Management, may be deemed a beneficial owner of such shares: Joshua J. Dapice; Philip D. Dreyfuss; Hannah E. Dunn; Richard B. Fried; Varun N. Gehani; Nicolas Giauque; David T. Kim; Michael G. Linn; Rajiv A. Patel; Thomas G. Roberts, Jr.; Edric C. Saito; William Seybold; Daniel S. Short; Andrew J. M. Spokes; John R. Warren and Mark C. Wehrly. The address of the principal business office of each of the reporting persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date by the post-business combination company.

If the Extension Amendment is not approved, and the Company does not consummate an initial business combination by October 5, 2024, then the Company will cease all operations except for the purpose of winding up and there will be no 2025 annual meeting of stockholders.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•	If the shares are registered in your names, you should contact us at (914) 415-4081 or at 411 Theodore Fremd Avenue, Suite 206S, Rye, New York 10580 to inform us of your request; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact the Solicitation Agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageprox.com

You may also obtain these documents by requesting them from us via e-mail at proxy@marblegate.com.

If you are a stockholder of the Company and would like to request documents, please do so by September 2, 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first Class mail, or another equally prompt means.

ANNEX A

PROPOSED FOURTH AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MARBLEGATE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

MARBLEGATE ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)

The name of the Corporation is Marblegate Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 10, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 30, 2021 (the “Amended and Restated Certificate of Incorporation”), an Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 7, 2022 (the “First Amendment”), a Second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 27, 2023 (the “Second Amendment”), and a Third Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 19, 2023 (the “Third Amendment”).

2)	This Fourth Amendment to the Amended and Restated Certificate of Incorporation (this “Fourth Amendment”) amends the Third Amendment.

3)

This Fourth Amendment was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time, and shall become effective on the date of filing with the Secretary of State of the State of Delaware.

4)	Certain capitalized terms used in this Fourth Amendment are defined where appropriate herein.

5)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 9, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 42 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next full business day on which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial

A-1

Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Marblegate Acquisition Corp. has caused this Fourth Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this 10th day of September, 2024.

MARBLEGATE ACQUISITION CORP.

By:
Name:	Andrew Milgram
Title:	Chief Executive Officer

A-2

MARBLEGATE ACQUISITION CORP.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 10, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

MARBLEGATE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 10, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated August 26, 2024, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Marblegate Acquisition Corp. (“we”, “us”, “our” or the “Company”) and any adjournments or postponements thereof (the “Meeting”) to be held at 1:30 p.m. Eastern time on September 10, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Andrew Milgram and Paul Arrouet, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on September 10, 2024:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/marblegateacquisition/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from October 5, 2024 to April 5, 2025 (or such earlier date as determined by the Board).

	☐	☐	☐

Proposal 2 – Director Election Proposal	FOR	WITHHELD

To elect the following directors as Class III directors (to serve until the annual meeting of stockholders of the Company to be held in 2027 or until a successor is elected and qualified or their earlier resignation or removal):

Andrew Milgram	☐	☐

Paul Arrouet	☐	☐

Patrick J. Bartels, Jr.	☐	☐

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

	☐	☐	☐

Date:         , 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.